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                                                                    EXHIBIT 10.8


                              KOMAG, INCORPORATED

                                2005 BONUS PLAN
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                               TABLE OF CONTENTS

                                                                            PAGE

SECTION  1        BACKGROUND, PURPOSE AND DURATION.............................1

         1.1      Effective Date...............................................1
                  --------------
         1.2      Purpose of the Plan..........................................1
                  -------------------

SECTION  2        DEFINITIONS..................................................1

         2.1      "Affiliate"..................................................1
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         2.2      "Award"......................................................1
                   -----
         2.3      "Base Pay"...................................................1
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         2.4      "Board"......................................................1
                   -----
         2.5      "Committee"..................................................1
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         2.6      "Company"....................................................1
                   -------
         2.7      "Corporate Operating Income".................................1
                   --------------------------
         2.8      "Disability".................................................1
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         2.9      "Participant"................................................2
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         2.10     "Payout Percentage"..........................................2
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         2.11     "Performance Period".........................................2
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         2.12     "Plan".......................................................2
                   ----
         2.13     "Supplemental Target Percentage".............................2
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         2.14     "Target Percentage"..........................................2
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         2.15     "Termination of Service".....................................2
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SECTION  3        DETERMINATION OF AWARDS......................................2

         3.1      Determination of Target Awards...............................2
                  ------------------------------
         3.2      Employment Status Affect on Award............................3
                  ---------------------------------

SECTION  4        PAYMENT OF AWARDS............................................4

         4.1      Funding of Plan..............................................4
                  ---------------
         4.2      Timing of Payment............................................4
                  -----------------
         4.3      Form of Payment..............................................4
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SECTION  5        ADMINISTRATION...............................................4

         5.1      Committee....................................................4
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         5.2      Committee Authority..........................................4
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         5.3      Decisions Binding............................................4
                  -----------------
         5.4      Delegation by the Committee..................................5
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SECTION  6        GENERAL PROVISIONS...........................................5

         6.1      Tax Withholding..............................................5
                  ---------------
         6.2      No Effect on Employment or Service...........................5
                  ----------------------------------
         6.3      Successors...................................................5
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         6.4      Nontransferability of Awards.................................5
                  ----------------------------


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                                TABLE OF CONTENTS
                                   (Continued)

                                                                            Page

SECTION  7        AMENDMENT, TERMINATION AND DURATION..........................6

         7.1      Amendment, Suspension or Termination.........................6
                  ------------------------------------
         7.2      Duration of the Plan.........................................6
                  --------------------

SECTION  8        LEGAL CONSTRUCTION...........................................6

         8.1      Gender and Number............................................6
                  -----------------
         8.2      Severability.................................................6
                  ------------
         8.3      Requirements of Law..........................................6
                  -------------------
         8.4      Governing Law................................................6
                  -------------
         8.5      Captions.....................................................6
                  --------


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
                              KOMAG, INCORPORATED
                                2005 BONUS PLAN

                                   SECTION 1
                        BACKGROUND, PURPOSE AND DURATION

1.1      Effective Date

         The Compensation Committee of the Board adopted the Plan effective as of January 31, 2005.

1.2      Purpose of the Plan

         The Plan is intended to align each non-management employee of the Company towards a single financial target which will result in a competitive cash bonus payment for each such employee as a reward for their contributions to the Company's consolidated financial performance.

                                    SECTION 2
                                   DEFINITIONS

         The following words and phrases shall have the following meanings unless a different meaning is plainly required by the context:

2.1 "Affiliate" means any corporation or other entity (including, but not limited to, partnerships and joint ventures) controlled by the Company.

2.2 "Award" means the actual award (if any) payable to a Participant as determined pursuant to Section 3.

2.3 "Base Pay" means base straight time gross earnings earned by the Participant for the Performance Period but exclusive of overtime, premium pay, stock compensation, relocation payments, or any other bonus or incentive awards or payments.

2.4 "Board" means the Board of Directors of the Company.

2.5 "Committee" means the committee appointed by the Board to administer the Plan. Until otherwise determined by the Board, the Compensation Committee of the Board shall constitute the Committee.

2.6 "Company" means Komag Incorporated, a Delaware corporation, or any successor thereto.

2.7 "Corporate Operating Income" means the net sales of the Company during the Performance Period, less (A)(i) the cost of goods sold, (ii) research and development expenses, (iii) selling, general and administrative expenses. The Committee will determine annually any adjustments , plus (or minus), to Corporate Operating Income including, but not limited to, any gains (or losses) with respect to the disposal of assets, non-cash employee stock compensation expense, restructuring, impairment, and foreign currency adjustments.

2.8 "Disability" means a permanent and total disability determined in accordance with uniform and nondiscriminatory standards adopted by the Committee from time to time.
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2.9 "Participant" means as to the Performance Period, all regular non-exempt employees and exempt employees in grade E05 and below who are employed by the Company on date Awards are paid and are in good standing with the Company (i.e., not on a performance management plan).

2.10 "Payout Percentage" means the percentage of actual Corporate Operating Income versus the target Corporate Operating Income for Performance Period as determined by the Committee. Unless the Committee provides otherwise, the Payout Percentage will not exceed 149%. The Committee will determine the target Corporate Operating Income for a Performance Period.

2.11 "Performance Period" means the Company's annual fiscal periods commencing after December 31, 2004, as determined by the Committee.

2.12 "Plan" means the Komag Incorporated 2005 Bonus Plan, as set forth in this instrument and as hereafter amended from time to time.

2.13 "Supplemental Target Percentage" means a percentage of a Participant's Base Pay in addition to the Target Percentage as the Committee may determine. Unless the Committee provides otherwise, if the Payout Percentage is equal to or greater than 80%, a Participant's Supplemental Target Percentage will be 1% of Base Pay.

2.14 "Target Percentage" means the percentage of a Participant's Base Pay for a Performance Period as determined by the Committee. Unless the Committee provides otherwise, a Participant's incentive target will be 0% to 15% of Base Pay. Unless the Committee provides otherwise, the Target Percentage will be calculated linearly once the Payout Percentage is at least 80% up to a Payout Percentage of 149%. Unless the Committee provides otherwise, if (i) the Company Payout Percentage is 80%, the Target Percentage will equal 3.75%, (ii) the Payout Percentage is 100%, the Target Percentage will equal 7.5%, and (iii) the Payout Percentage is 149%, the Target Percentage will equal 15%.

2.15 "Termination of Service" means a cessation of the employee-employer relationship between a Participant and the Company or an Affiliate for any reason, including, but not by way of limitation, a termination by resignation, discharge, death, Disability, retirement, or the disaffiliation of an Affiliate, but excluding any such termination where there is a simultaneous reemployment by the Company or an Affiliate.

                                   SECTION 3
                            DETERMINATION OF AWARDS

3.1      Determination of Target Awards

         (a) The Committee will determine the terms pursuant to which a Participant will receive an Award hereunder for any Performance Period. Unless the Committee provides otherwise, the following terms will apply in order to receive an Award.


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         Subject to the provisions of Section 3, Participants are eligible to receive an Award for an annual Performance Period equal to such Participant's Base Pay for the Performance Period multiplied by the sum of the Participant's Target Percentage and Supplemental Target Percentage (the "Annual Award"). The Annual Award for a Participant who receives a Mid-Year Award (discussed below) will be reduced by the amount of such Mid-Year Award.

         In the event the Payout Percentage is less than 60% for an annual Performance Period, no Annual Award will be paid to any Participants under this Plan. If the Payout Percentage for an annual Performance Period is equal to or greater than 60% but less than 80%, then Annual Awards will not be provided pursuant to the formula in the preceding paragraph, but will instead be allocated on a discretionary basis to certain top performers of the Company as determined by the Committee.

         During an annual Performance Period, the Committee will determine whether to pay a portion of the Annual Award (the "Mid-Year Award"). The Committee will determine the financial target necessary to receive the Mid-Year Award, the Participants eligible to receive a Mid-Year Award, and the level of the Mid-Year Award compared to the Annual Award.

         (b) If a Participant enters this Plan as a new hire after the beginning of the Performance Period, his or her Award will be pro-rated based on the number of full months such Participant became eligible to receive an Award under the Plan. In this case, if a Participant becomes eligible to receive an Award under this Plan for a partial month, he or she will be credited for the entire month.

         If a Participant is promoted during the Performance Period such that he or she is longer eligible to receive an Award hereunder, but instead becomes eligible to participate in the Company's 2005 Target Incentive Plan, he or she will receive a pro-rated Award based on the number of full months such participant was eligible for an Award hereunder. For these purposes, if the Participant is promoted at a time, which results in his or her participation for a partial month, he or she will not be credited for any part of the partial month to the extent he or she receives credit for the entire partial month under the Company's 2005 Target Incentive Plan.

3.2      Employment Status Affect on Award

         Except as provided below, if a Participant's Termination of Service occurs prior to the payment of an Award, no Award shall be made to such Participant. In the event of a Participant's leave of absence from the Company during the Performance Period, or upon an involuntary termination of the Participant due to death, Disability or the elimination of the Participant's position, the Participant shall receive a prorated Award for the period of employment during the Performance Period.

         If following a Participant's Termination of Service for any reason it is determined by the Company that the Participant acted in a manner which is or was detrimental to the business of the Company within the six-months period following the Participant's termination date, the Participant may be required to refund any Awards paid to such Participant during the six-month period prior to such termination.


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                                   SECTION 4
                               PAYMENT OF AWARDS

4.1      Funding of Plan

         Each Award shall be paid solely from the general assets of the Company. Nothing in this Plan shall be construed to create a trust or to establish or evidence any Participant's claim of any right other than as an unsecured general creditor with respect to any payment to which he or she may be entitled.

4.2      Timing of Payment

         Payment of an Award shall be made as soon as practicable as determined by the Committee after the end of the period during which the Award was earned. Unless otherwise determined by the Committee, a Participant must be employed by the Company or any Affiliate on the date an Award is actually paid to receive such Award.

4.3      Form of Payment

         Each Award shall be paid in cash (or its equivalent) in a single lump sum.

                                   SECTION 5
                                 ADMINISTRATION

5.1      Committee

         The Plan shall be administered under the authority and subject to the approval of the Committee. The Committee shall approve the total of all Awards made under the Plan. The Vice President of Human Resources of the Company (or such other person as designated by the Committee) shall be responsible for the preparation and coordination of all pertinent Performance Period and Award information.

5.2      Committee Authority

         It shall be the duty of the Committee to administer the Plan in accordance with the Plan's provisions. The Committee shall have all powers and discretion necessary or appropriate to administer the Plan and to control its operation, including, but not limited to, the power to (a) prescribe the terms and conditions of awards, (b) interpret the Plan and the Awards, (c) adopt rules for the administration, interpretation and application of the Plan as are consistent therewith, and (d) interpret, amend or revoke any such rules.

5.3      Decisions Binding

         All determinations and decisions made by the Committee and any delegate of the Committee pursuant to the provisions of the Plan shall be final, conclusive, and binding on all persons, and shall be given the maximum deference permitted by law.


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5.4      Delegation by the Committee

         The Committee, in its sole discretion and on such terms and conditions as it may provide, may delegate all or part of its authority and powers under the Plan to one or more directors and/or officers of the Company.

                                   SECTION 6
                               GENERAL PROVISIONS

6.1      Tax Withholding

         The Company shall withhold all applicable taxes from any Award, including any federal, state and local taxes (including, but not limited to, the Participant's FICA and SDI obligations).

6.2      No Effect on Employment or Service

         Nothing in the Plan shall interfere with or limit in any way the right of the Company to terminate any Participant's employment or service at any time, with or without cause. For purposes of the Plan, transfer of employment of a Participant between the Company and any one of its Affiliates (or between Affiliates) shall not be deemed a Termination of Service. Employment with the Company and its Affiliates is on an at-will basis only. The Company expressly reserves the right, which may be exercised at any time and without regard to when during a Performance Period such exercise occurs, to terminate any individual's employment with or without cause, and to treat him or her without regard to the effect that such treatment might have upon him or her as a Participant.

6.3      Successors

         All obligations of the Company under the Plan, with respect to awards granted hereunder, shall be binding on any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation, or otherwise, of all or substantially all of the business or assets of the Company.

6.4      Nontransferability of Awards

         No Award granted under the Plan may be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will, or by the laws of descent and distribution. All rights with respect to an Award granted to a Participant shall be available during his or her lifetime only to the Participant.


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                                   SECTION 7
                      AMENDMENT, TERMINATION AND DURATION

7.1      Amendment, Suspension or Termination

         The Company may amend or terminate the Plan, or any part thereof, at any time and for any reason.

7.2      Duration of the Plan

         The Plan shall commence on the date herein, and subject to Section 7.1 (regarding the Company's right to amend or terminate the Plan), shall remain in effect thereafter.

                                   SECTION 8
                               LEGAL CONSTRUCTION

8.1      Gender and Number

         Except where otherwise indicated by the context, any masculine term used herein also shall include the feminine; the plural shall include the singular and the singular shall include the plural.

8.2      Severability

         In the event any provision of the Plan shall be held illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining parts of the Plan, and the Plan shall be construed and enforced as if the illegal or invalid provision had not been included.

8.3      Requirements of Law

         The granting of awards under the Plan shall be subject to all applicable laws, rules and regulations, and to such approvals by any governmental agencies or national securities exchanges as may be required.

8.4      Governing Law

         The Plan and all awards shall be construed in accordance with and governed by the laws of the State of California, but without regard to its conflict of law provisions.

8.5      Captions

         Captions are provided herein for convenience only, and shall not serve as a basis for interpretation or construction of the Plan.


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